Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 7 TO
MASTER SERVICES AGREEMENT

This Amendment No. 7 (this "Amendment") to the Master Services Agreement dated August 1, 2009 (the "Agreement") is hereby entered into as of September 19, 2014 by and between Symetra Life Insurance Company, an Iowa corporation (including its successors and permitted assigns, "Symetra"), and Xerox Business Services, LLC (formerly Affiliated Computer Services, Inc.), a Delaware corporation (including its successors and permitted assigns, "Xerox"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the Parties hereto desire to amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:

1.
Fees for Terminated Services - Schedule 2C, Distributed Computing Services SOW. Pursuant to the Notice of Termination dated May 6, 2014, a portion of the Services provided under Schedule 2C was terminated effective August 6, 2014 except for the following Services:

A.	Table 3, Symetra Application Software Build and Deployment Roles and Responsibilities, #11. Provide and administer Software distribution Services (e.g., tools, procedures and reporting);

B.
Table 4, Operations and Administration Roles and Responsibilities, #10. Manage user accounts, disk space quotas and access control (e.g., OS, database, middleware, file systems and disk space, etc.); and

C.
Table 5, Install, Moves, adds, Changes (IMACs) Roles and Responsibilities, #10. Update applicable cross functional management tools (e.g., asset management database) with required data and close an IMAC Service Request

The Parties agree that the Fees for the month of August 2014 shall be prorated to reflect Fees for all Schedule 2C Services performed from August 1, 2014 to August 6, 2014.

Pursuant to the Notice of Termination dated September 2, 2014, the Parties agree that after August 6, 2014 through December 2, 2014, the monthly Fees for the performance of the Schedule 2C Services in “A” and “C” above in this Section 1 of the Amendment will be invoiced by Xerox on a time-and-material basis subject to an Out-of–Scope Work Order or other written agreement between the Parties as provided under Section 6.1.3 of the Agreement. Symetra agrees to provide Xerox a monthly estimate of the work to be performed through December 2, 2014.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1.
Deletion of Schedule 2C, Distributed Computing Services SOW/Performance of the Remaining Schedule 2C Services under Schedule 2B, Table 2. Pursuant to the Notice of Termination dated September 2, 2014, effective December 2, 2014, Schedule 2C is deleted in its entirety. Xerox will continue to provide the remaining Services described above in “B” of Section 1 of this Amendment at no additional cost. The Parties acknowledge and agree that such Services are also described and provided under Schedule 2B Data Center Services SOW of the Agreement.

For the avoidance of doubt and without in any way amending, enlarging or deleting the Services now provided under Schedule 2B, the Parties agree that Xerox will continue to perform the following specified tasks for remote servers pursuant to Table 2, Operations and Administration Roles and Responsibilities of Schedule 2B for no additional cost to Symetra:

A.
“Monitoring Operations Roles and Responsibilities”, Task #4, Provide proactive and scheduled monitoring of data center infrastructure and systems including in-scope monitoring (e.g., hardware, data center network, distributed and remote servers, batch schedule, interfaces, table spaces system performance, and system availability), respond to messages and take corrective action as required;  and

B.	“Enterprise System Administration Roles and Responsibilities”, Task #6, “Perform server management and lifecycle activities consistent with the Cross-Functional Services Schedule 2A.

2.
Amendment to Attachment B, Symetra Sites and Symetra Equipment. Attachment B, Symetra Sites and Symetra Equipment is hereby replaced in its entirety with the attached Attachment B, Symetra Sites and Symetra Equipment.

3.	Amendment to Attachment E, ACS Key Personnel. Attachment E, ACS Key Personnel is hereby replaced in its entirety with the attached Attachment E, Xerox Key Personnel.

The Agreement remains in full force and effect except as specifically amended by this Amendment.

[Signature Page Follows]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SYMETRA LIFE INSURANCE COMPANY

/s/ Jay Orum

By: Jay Orum

Title: Vice President

Date: 9/19/14

XEROX BUSINESS SERVICES, LLC

/s/ James S. Forrest

By: Jim Forrest

Title: VP Managing Director

Date: 9/18/2014

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ATTACHMENT B
SYMETRA SITES AND SYMETRA EQUIPMENT
Symetra Sites:

Office City Location	Address
CA, San Diego	Pacific Center I, 1455 Frazee Rd, Suite 310, San Diego, CA 92108
CT, Enfield	1699 King Street, Suite 300 Enfield, CT 06082
CT, Farmington	30 Waterside Dr, Suite 301, Farmington, CT 06032
CT, Guilford	200 Hubbard Rd, Guilford, CT 06437
FL, Miami	7300 Corporate Center Dr, Suite 205, Miami, FL 33126
FL, Tampa	Westshore Int'l Plaza, Tampa, FL
GA, Norcross	3740 Davinci Court, Suite 350, Norcross, GA 30092
IA, West Des Moines	4125 Westown Parkway, Suite 102, West Des Moines, IA 50266
IL, Chicago	125 South Wacker, Suite 275, Chicago, IL 60606
IN, Indianapolis	9100 Keystone Crossing, Suite 440, Indianapolis, IN 46240
MA, Boston	50 Congress St, Suite 620, Boston, MA 02109
MA, Waltham	Suite 225, Building 3, 130 Turner St, Waltham, MA 02453
MA, Waltham	245 Winter St, Waltham, MA 02451
Medical Risk Managers	1170 Ellington Rd, South Windsor, CT 06074
NY, New York	First Symetra National Life Insurance Company of New York, 260 Madison, 8th Floor, New York, NY 10016
NY, New York	295 Madison Ave, 12th FL, New York, NY 10017
PA, Bethel Park	2000 Oxford Dr, Suite 490, Bethel Park, PA 15102
PA, Exton	1 E. Uwchlan Ave, Suite 303, Exton, PA 19341
Symetra Headquarters	Symetra Financial, 777 108th Ave NE, Suite 1200, Bellevue, WA 98004-5135
TX, Austin	11782 Jollyville Rd ,Suite 105A, Austin, TX 78759
TX, Richardson	740 E. Campbell Rd, Suite 560, Richardson, TX 75081
WI, Ashland	118 East Third St Ashland, Wisconsin 54806

Symetra Equipment:

1.	Symetra-Owned Equipment: Two (2) Source Technologies ST-9530 MICR printers located in Bellevue, WA in Symetra print center as of the Effective Date.

2.	Symetra-Leased Equipment: None as of the Effective Date.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ATTACHMENT E
XEROX KEY PERSONNEL

Each of the following individuals constitutes Key Personnel under the terms of the Agreement.

Position	Name
Xerox Project Executive	[***]
Xerox Service Delivery Manager	[***]
Xerox Service Delivery Manager	[***]
Xerox Service Delivery Manager	[***]
Xerox Service Delivery Manager	[***]
Xerox Project Manager	[***]